UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2014

LANTHEUS MEDICAL IMAGING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-169785	51-0396366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Treble Cove Road, North Billerica, MA 01862

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (978) 671-8001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 11, 2014, Lantheus Medical Imaging, Inc. (the “Company”) issued its financial results for the year ended December 31, 2013 in its Annual Report on Form 10-K. The Company is furnishing certain supplemental non-GAAP and other financial information relating to the three and twelve months ended December 31, 2013 and 2012 in the Current Report on Form 8-K.

The information in this Form 8-K shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SUMMARY CONSOLIDATED FINANCIAL DATA

The following tables set forth summary consolidated financial data for Lantheus MI Intermediate, Inc. and subsidiaries for the three and twelve months ended December 31, 2013 and 2012 and for the four quarters during the year ending December 31, 2013. The summary consolidated financial data set forth below is not necessarily indicative of future performance. You should read this information together with the Company’s condensed consolidated financial statements and consolidated financial statements included in the Company’s filings with the Securities and Exchange Commission (“SEC”) on Form 10-K for the three and twelve months ended December 31, 2013 and 2012 (the Company’s “Periodic Reports”).

(Unaudited)	Three Months Ended December 31,		Years Ended December 31,
(In thousands)	2013	2012	2013	2012

Statement of Comprehensive Loss Data:
Total revenues	$71,668	$72,248	$283,672	$288,105
Cost of goods sold	61,787	44,774	206,311	211,049
Loss on firm purchase commitment	—	—	—	1,859
General and administrative expenses	7,481	7,760	33,159	32,520
Sales and marketing expenses	7,961	9,272	35,227	37,437
Research and development expenses	5,031	9,322	30,459	40,604
Impairment on land	(382)	—	6,406	—
Proceeds from manufacturer	(8,876)	—	(8,876)	(34,614)
Operating (loss) income	(1,334)	1,120	(19,014)	(750)
Interest expense	(10,505)	(10,538)	(42,915)	(42,014)
Interest income	17	53	104	252
Other income (expense), net	267	204	1,161	(44)
Loss before income taxes	(11,555)	(9,161)	(60,664)	(42,556)
Provision (benefit) for income taxes	747	389	1,014	(555)
Net loss	$(12,302)	$(9,550)	$(61,678)	$(42,001)
Statement of Cash Flows Data:
Net cash flows provided by (used in):
Operating activities	$(3,856)	$(21,688)	$(15,678)	$523
Investing activities	228	(3,020)	(3,483)	(8,145)
Financing activities	(214)	(510)	5,535	(2,039
Other Financial Data:
EBITDA(1)	$4,710	$7,958	$6,789	$26,815
Adjusted EBITDA(1)	25,458	15,126	61,664	59,070
Capital expenditures	1,299	3,020	5,010	7,920

	Three Months Ended
(Unaudited) (In thousands)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013

Statement of Comprehensive Loss Data:
DEFINITY	$17,030	$18,742	$20,161	$22,161
TechneLite	22,426	25,254	22,422	22,093
Xenon	8,321	7,647	8,182	7,975
Cardiolite	10,910	5,188	4,640	5,399
Other	12,331	13,770	14,980	14,040
Total revenues	71,018	70,601	70,385	71,668
Cost of goods sold	48,206	49,654	46,664	61,787
General and administrative expenses	10,253	8,293	7,132	7,481
Sales and marketing expenses	9,797	8,993	8,476	7,961
Research and development expenses	11,998	7,537	5,893	5,031
Impairment on land	—	—	6,788	(382)
Proceeds from manufacturer	—	—	—	(8,876)
Operating loss	(9,236)	(3,876)	(4,568)	(1,334)
Interest expense	(10,711)	(10,647)	(11,052)	(10,505)
Interest income	42	28	17	17
Other income (expense), net	721	(87)	260	267
Loss before income taxes	(19,184)	(14,582)	(15,343)	(11,555)
Provision (benefit) for income taxes	628	(82)	(279)	747
Net loss	$(19,812)	$(14,500)	$(15,064)	$(12,302)
Statement of Cash Flows Data:
Net cash flows provided by (used in):
Operating activities	$(150)	$(15,963)	$4,291	$(3,856)
Investing activities	(1,449)	(1,347)	(915)	228
Financing activities	(388)	7,687	(1,550)	(214)
Other Financial Data:
EBITDA(1)	$(2,386)	$2,734	$1,731	$4,710
Adjusted EBITDA(1)	11,379	10,539	14,288	25,458
Capital expenditures	1,449	1,347	915	1,299

(1)         EBITDA is defined as net income plus interest, income taxes, depreciation and amortization. EBITDA is a measure used by management to measure operating performance. Adjusted EBITDA is defined as EBITDA, further adjusted to exclude unusual items and other adjustments required or permitted in calculating Adjusted EBITDA under the indenture governing the Company’s notes and the credit agreement for the Company’s revolving credit facility. Adjusted EBITDA is also used by investors to measure a company’s ability to service its debt and meet its other cash needs and by management to measure operating performance. Management believes that the inclusion of the adjustments to EBITDA applied in presenting Adjusted EBITDA are appropriate to provide additional information to investors about the Company’s performance across reporting periods on a consistent basis by excluding items that it does not believe are indicative of its core operating performance.

EBITDA and Adjusted EBITDA, as presented herein, are supplemental measures of the Company’s performance that are not required by, or presented in accordance with generally accepted accounting principles (“GAAP”). They are not measurements of the Company’s financial performance under GAAP and should not be considered as alternatives to net income or any other performance measures derived in accordance with GAAP or as alternatives to cash flow from operating activities as measures of the Company’s liquidity.

The Company’s measurement of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures of other companies and are not measures of performance calculated in accordance with GAAP. The Company has included information concerning EBITDA and Adjusted EBITDA in this report because it believes that such information is used by certain investors as one measure of a company’s historical performance.

EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as a substitute for analysis of the Company’s operating results or cash flows as reported under GAAP. Some of these limitations are:

•                  they do not reflect the Company’s cash expenditures, or future requirements, for capital expenditures or contractual commitments;

•                  they do not reflect changes in, or cash requirements for, the Company’s working capital needs;

•                  they do not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments, on the Company’s debt;

•                  although depreciation is a non-cash charge, the assets being depreciated will often have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements;

•                  they are not adjusted for all non-cash income or expense items that are reflected in the Company’s statements of cash flows; and

•                  other companies in the Company’s industry may calculate these measures differently than the Company does, limiting their usefulness as comparative measures.

Because of these limitations, EBITDA and Adjusted EBITDA should not be considered as measures of discretionary cash available to the Company’s to invest in the growth of its business. The Company compensates for these limitations by relying primarily on its GAAP results and using EBITDA and Adjusted EBITDA only for supplemental purposes.

For the Company’s GAAP results, please see the condensed consolidated financial statements and consolidated financial statements included in the Company’s Periodic Reports filed with the SEC.

The following tables provide a reconciliation of our net income to EBITDA and Adjusted EBITDA for the periods presented:

(Unaudited)	Three Months Ended December 31,		Years Ended December 31,
(In thousands)	2013	2012	2013	2012

Net loss	$(12,302)	$(9,550)	$(61,678)	$(42,001)
Interest expense, net	10,488	10,485	42,811	41,762
Provision (benefit) for income taxes(a)	312	(9)	(127)	(901)
Depreciation and amortization	6,212	7,032	25,783	27,955
EBITDA	4,710	7,958	6,789	26,815
Non-cash stock-based compensation	(157)	174	578	1,240
Legal fees(b)	108	269	660	1,455
Loss on firm purchase commitment(c)	—	—	—	1,859
Asset write-off(d)	18,091	642	28,349	13,095
Severance and recruiting costs(e)	270	465	5,239	1,761
Sponsor fee and other(f)	260	261	1,457	1,042
New manufacturer costs(g)	751	2,499	4,164	8,945
Run-rate savings(h)	1,425	2,858	14,428	2,858
Adjusted EBITDA	$25,458	$15,126	$61,664	$59,070

	Three Months Ended
(Unaudited) (In thousands)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013

Net loss	$(19,812)	$(14,500)	$(15,064)	$(12,302)
Interest expense, net	10,669	10,619	11,035	10,488
Provision (benefit) for income taxes(a)	189	85	(713)	312
Depreciation and amortization	6,568	6,530	6,473	6,212
EBITDA	(2,386)	2,734	1,731	4,710
Non-cash stock-based compensation	257	306	172	(157)
Legal fees(b)	268	119	165	108
Asset write-off(d)	1,100	958	8,200	18,091
Severance and recruiting costs(e)	4,091	400	478	270
Sponsor fee and other(f)	257	681	259	260
New manufacturer costs(g)	1,163	1,347	903	751
Run-rate savings(h)	6,629	3,994	2,380	1,425
Adjusted EBITDA	$11,379	$10,539	$14,288	$25,458

(a)                                 Represents provision for income taxes less tax indemnification associated with an agreement with Bristol-Myers Squibb.

(b)                                 Represents legal services incurred in connection with our business interruption claim associated with the NRU reactor shutdown in 2009 to 2010.

(c)                                  Represents a loss associated with a portion of the committed purchases of Ablavar that the Company does not believe it will be able to sell prior to expiration.

(d)                                 Represents non-cash losses incurred associated with the write-down of land, intangible assets, inventory and write-off of long-lived assets.

(e)                                  Represents primarily severance and recruitment costs related to employees, executives and directors. We amended our credit agreement in March 2013.  As a result, we included certain severance and recruitment costs in the year to date 2012 that related to prior quarters of 2012. Included in the year to date 2012 was $188,000 and $763,000 of these costs that related to the three and twelve months ended December 31, 2012, respectively.

(f)                                   Represents annual sponsor monitoring fee and related expenses, and certain non-recurring charges related to a customer relationship.

(g)                                  Represents internal and external costs associated with establishing new manufacturing sources for our commercial and clinical candidate products. We amended our credit agreement in March 2013. As a result, we included certain internal and external costs associated with establishing new manufacturing sources for our commercial and clinical candidate products in the fourth quarter of 2012 that related to prior quarters of 2012. Included in the fourth quarter of 2012 was $280,000 and $1,443,000 of these costs that related to the three and twelve months ended December 31, 2012, respectively.

(h)                                 Represents run-rate cost savings, operating expense reductions and other expense and cost-saving synergies realized or expected to be taken (calculated on a pro forma basis). We amended our credit agreement in March 2013. As a result, we included certain run rate savings in the fourth quarter of 2012 that related to prior quarters of 2012. Included in the fourth quarter of 2012 was $190,000 of run rate savings that related to the first quarter of 2012.  There was $2,668,000 of run rate savings related to the three months ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS MEDICAL IMAGING, INC.

	By:	/s/ Michael P. Duffy
	Name:	Michael P. Duffy
	Title:	Vice President and General Counsel

Date: March 11, 2014